                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  J. MAHLON BUCK, JR.
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November, 1994.



                               SIGNED:    /S/  PAUL J. DARLING, II
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is Chief Financial Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November, 1994.



                               SIGNED:    /s/  KURT E. DINKELACKER
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  WILLIAM F. DRAKE, JR.
                                         ---------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  JAMES J. FORESE
                                         ------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  FREDERICK S. HAMMER
                                         ---------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/ BARBARA BARNES HAUPTFUHRER
                                         ---------------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  DANA G. MEAD
                                         -----------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  RAY B. MUNDT
                                         -----------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  PAUL C. O'NEILL
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  ROGELIO G. SADA
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  JAMES W. STRATTON
                                         ----------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Michael J. Dillon and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K and any and all amendments thereto for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 29th day of November,1994.



                               SIGNED:    /s/  JOHN E. STUART
                                         ----------------------------

                                 CERTIFICATION



     I, J. Kenneth Croney, Secretary of Alco Standard Corporation do hereby certify that the following resolutions were duly passed by the Board of Directors of the Corporation on November 11, 1994, and that such resolutions are, as of the date hereof, in full force and effect:

             FURTHER RESOLVED, that each of the officers and directors of the corporation is hereby authorized to appoint Kurt E. Dinkelacker, Michael
       J. Dillon and J. Kenneth Croney as his or her attorneys-in-fact on behalf of each of them each attorney-in-fact with the power of substitution, to execute on such officer's or director's behalf, one or more registration statements and annual reports of the corporation for filing with the Securities and Exchange Commission ("SEC"), and any and all amendments to said documents which said attorney may deem necessary or desirable to enable the corporation to register the offering of (i) serial preferred stock; (ii) common stock; (iii) debt securities; and/or (iv) participation interests in employee benefit plans under the Federal securities law, and to further enable the corporation to file such reports as are necessary under Section 13 or 15(d) of the Securities Exchange Act of 1934 and such other documents as are necessary to comply with all rules, regulations or requirements of the SEC in respect thereto; and

             FURTHER RESOLVED, that any officer of the corporation is hereby authorized to do and perform, or cause to be done or performed, any and all things and to execute and deliver any and all agreements, certificates, undertakings, documents or instruments necessary or appropriate in order to carry out the purpose and intent of the foregoing resolutions.

       IN WITNESS WHEREOF, the undersigned has set his hand this 29th day of November,1994.

                                         /s/ J. KENNETH CRONEY
                                     ----------------------------------------
                                             J. Kenneth Croney